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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          May 8, 1996
                                                 -------------------------------

                         Physician Support Systems, Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                        33-80731                 13-3624081
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   (State or other jurisdiction    (Commission              (IRS Employer
   of incorporation)               File Number)             Identification No.)

        Route 230 and Eby-Chiques Road, Mt. Joy, PA            17552
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        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code       (717) 653-5340
                                                   ----------------------------

                             not applicable
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         (Former name or former address, if changed since last report.)



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Item 2.  Acquisition or Disposition of Assets.

        On May 8, 1996, PSS PBS Northwest, Inc. ("PSS-PBS"), a wholly owned subsidiary of Physician Support Systems, Inc., a Delaware corporation (the "Company"), purchased substantially all of the assets and liabilities of PBS Northwest, Incorporated, an Oregon corporation ("PBS").

        PBS provides accounts receivable management and other services to hospital-based physicians. The assets purchased include PBS's customer arrangements, software, leases and other personal property. PBS received cash from PSS-PBS in the amount of $2,900,000 based on an evaluation of the earnings of the business. PBS also received $10,000 for its agreement not to compete with the Company or the Company's affiliates through May 8, 1999.

        Each of the shareholders of PBS entered into employment agreements with PSS-PBS, under which they agreed to be employed by PSS-PBS through May 8, 1999 in substantially the same capacities as they were employed by PBS prior to the acquisition. These shareholders received payments aggregating $90,000 for their agreements not to compete with the Company or its affiliates during the employment period and for three years thereafter.

        A portion of the proceeds from the Company's initial public offering completed in February 1996 was used to finance the purchase price and noncompete payments.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Financial Statements of Businesses Acquired.
        (b)   Pro Forma Financial Information.

        As of the date of this Report, it is impracticable to provide the required financial statements and pro forma financial information relating to PBS. Such statements and information will be filed as soon as they become available, and in any event not later than 60 days after the date this Report is filed with the Securities and Exchange Commission.

        (c)   Exhibits.

        (2)  Asset Purchase Agreement among PBS
             Northwest, Incorporated, the Shareholders of PBS Northwest, Incorporated and PSS PBS Northwest, Inc. dated May 8, 1996 (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).

        (99) Press release issued by the Company May 9, 1996.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            PHYSICIAN SUPPORT SYSTEMS, INC.



Date May 14, 1996.                          By /s/ Hamilton F. Potter
                                                 Executive Vice President


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                                  EXHIBIT INDEX

Exhibit 2

Asset Purchase Agreement among PBS Northwest, Incorporated, the Shareholders of PBS Northwest, Incorporated and PSS PBS Northwest, Inc. dated May 8, 1996 (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).


Exhibit 99

Press release issued by the Company May 9, 1996.

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